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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 20, 2003



                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)





          DELAWARE                 001-10435                06-0633559
(State or Other Jurisdiction    (Commission File    (IRS Employer Identification
      of Incorporation)             Number)                   Number)



ONE LACEY PLACE, SOUTHPORT,                                 CONNECTICUT 06890
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (203) 259-7843



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                                   Page 1 of 4

Item 5.           Other Events

         On June 20, 2003, the Company issued a press release regarding an update to stockholders and other interested parties on preliminary estimates for the second quarter ending June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.


Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (c) Exhibits         Description

             99.1 Press release of Sturm, Ruger & Company, Inc. dated June 20, 2003, regarding an update to stockholders and other interested parties on preliminary estimates for the second quarter ending June 30, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        STURM, RUGER & COMPANY, INC.





                                        By: /s/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Treasurer and Chief Financial
                                                   Officer


Dated:  June 23, 2003


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                                INDEX TO EXHIBITS

        Exhibit Number                               Description

             99.1                     Press release of Sturm, Ruger & Company,
                                       Inc. dated June 20, 2003, regarding an
                                          update to stockholders and other
                                          interested parties on preliminary
                                       estimates for the second quarter ending
                                                   June 30, 2003.